LETTER OF TRANSMITTAL
Regarding Common Shares
Madison Covered Call & Equity Strategy Fund
Tendered Pursuant to the Offer to Purchase
Dated October 10, 2018
The Offer and withdrawal rights will expire, and this Letter of Transmittal must be received by 4:00 p.m., Central Time, on November 7, 2018, unless the Offer is extended (the “Expiration Date”).

Complete this Letter of Transmittal and Return by Mail or Fax to:
Computershare Trust Company, N.A. (the “Depositary”)

By First Class, Registered or Certified Mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	By Courier, Express, or Overnight Delivery: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s) or registration for the shares)	Shares Tendered (attach additional list if necessary)
	Certificated Shares**			Book Entry Shares*
	Certificate Number(s)**	Total Number of Shares Represented by Certificate(s)**	Number of Shares Represented by Certificate(s) Tendered**	Book Entry Shares Tendered*

Total Shares
*If shares are held in book-entry form, you MUST indicate the number of shares you are tendering. Unless otherwise indicated, it will be assumed that all shares represented by book-entry delivered to the Depositary and Paying Agent are being tendered hereby.
**Unless otherwise indicated, it will be assumed that all shares of common stock represented by certificates described above are being tendered hereby. See Instruction 4.

☐	I HAVE LOST MY CERTIFICATE(S) FOR COMMON SHARES OF MADISON COVERED CALL & EQUITY STRATEGY FUND AND REQUIRE ASSISTANCE WITH RESPECT TO REPLACING SUCH CERTIFICATE(S). SEE INSTRUCTION 13.
☐	THE UNDERSIGNED TENDERS ALL UNCERTIFICATED SHARES HELD IN THE NAME(S) OF THE UNDERSIGNED BY THE FUND’S TRANSFER AGENT PURSUANT TO THE FUND’S DIVIDEND REINVESTMENT PLAN, IF ANY.
☐
THIS BOX SHOULD BE CHECKED IF, IN ADDITION TO SHARES TENDERED HEREBY, SHARES ARE ALSO CONSTRUCTIVELY OWNED BY THE UNDERSIGNED AS DETERMINED UNDER SECTION 318 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“THE CODE”). SEE INSTRUCTION 6.

A SEPARATE LETTER OF TRANSMITTAL MUST BE SUBMITTED BY EACH REGISTERED OWNER
OF SHARES THAT ARE CONSIDERED TO BE CONSTRUCTIVELY OWNED BY THE UNDERSIGNED.

This Letter of Transmittal is to be used (a) if you desire to effect the tender transaction yourself, (b) if you intend to request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you and the Shares are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee, and (c) by a broker, dealer, commercial bank, trust company or other nominee effecting the transaction as a registered owner or on behalf of a registered owner. To accept the Offer in accordance with its terms, a Letter of Transmittal properly completed and bearing original signature(s) and the original of any required signature guarantee(s), any certificates representing Shares tendered, and any other documents required by this Letter of Transmittal must be mailed or delivered to the Depositary at the address set forth above and must be received by the Depositary prior to 4:00 p.m., Central Time, on November 7, 2018, or, if the Offer is extended, the later date to which the Offer has been extended (the “Expiration Date”). Delivery of documents to a book-entry transfer facility does not constitute delivery to the Depositary.

☐ CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE DEPOSITORY TRUST COMPANY (“DTC”) AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Participant Number:

Name(s) of Registered Holder (s):

Window Ticket Number (if any):

DTC Participant Number (if delivered by book-entry transfer):

Ladies and Gentlemen:
The undersigned hereby tenders to Madison Covered Call & Equity Strategy Fund, a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company (the “Fund”), the common shares of the Fund (“Common Shares” or “Shares”) for purchase by the Fund at a price equal to 99.5% of the net asset value (“NAV”) per Share as determined as of the close of ordinary trading on the New York Stock Exchange on the Expiration Date, and upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 10, 2018 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (together with the Offer to Purchase, the “Offer”). Each term used in this Letter of Transmittal that is not otherwise defined herein shall have the meaning in the Offer to Purchase. THE TENDER AND THIS LETTER OF TRANSMITTAL ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET FORTH IN THE OFFER TO PURCHASE, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE FUND TO REJECT ANY AND ALL TENDERS DETERMINED BY THE FUND, IN ITS SOLE DISCRETION, TO NOT BE IN THE APPROPRIATE FORM.
Subject to, and effective upon, acceptance for payment of, or payment for, Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to the Fund all right, title and interest in and to all of the Shares that are being tendered hereby that are being purchased pursuant to the Offer and hereby irrevocably constitutes and appoints Computershare Trust Company, N.A. (“the Depositary”) as attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) present certificates for such Shares, if any, for cancellation and transfer on the Fund’s books and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions set forth in the Offer. The undersigned hereby warrants that the undersigned has full authority to tender, sell, assign and transfer the Shares tendered hereby and that the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it.
The undersigned represents and warrants that (a) upon request, the undersigned will execute and deliver any additional documents that the Fund or the Depositary deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby, and (b) the undersigned has read and agrees to all of the terms and conditions of the Offer.
The undersigned hereby represents and warrants that the undersigned, if a broker, dealer, commercial bank, trust company or other nominee, has obtained the tendering Shareholder’s instructions to tender pursuant to the terms and conditions of the Offer in accordance with the letter from the Fund to brokers, dealers, commercial banks, trust companies and other nominees.
The names and addresses of the registered owners should be printed as on the registration of the Shares. If the Shares tendered hereby are in certificate form, the certificates representing such Shares must be returned together with this Letter of Transmittal.
The undersigned recognizes that, under certain circumstances as set forth in the Offer, the Fund may amend, extend or terminate the Offer or may not be required to purchase any of the Shares tendered hereby. In any such event, the undersigned understands that with respect to Shares not purchased, if any, (i) Shares delivered pursuant to the book-entry delivery procedures will be credited to the account from which they were delivered, (ii) any certificates for the Shares will be issued in book-entry and electronically held in your account in lieu of a certificate, and (iii) uncertificated Shares held by the Fund’s transfer agent pursuant to the Fund’s dividend reinvestment plan will be returned to the dividend reinvestment plan account maintained by the transfer agent. The undersigned recognizes that the Fund has no obligation, pursuant to the Special Payment Instructions set forth below, to transfer any Shares from the name of the registered owner thereof if the Fund purchases none of such Shares.
The undersigned understands that acceptance of Shares by the Fund for payment will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer.
Payment of the purchase price for the Shares tendered by the undersigned will be made by check or by wire transfer of the funds to the account in which the undersigned holds its Shares, as described in the Offer to Purchase. For any check issued, the check for the purchase price of the tendered Shares purchased will be issued to the order of the undersigned and mailed to the address indicated, unless otherwise indicated below in the box entitled Special Payment Instructions or the box entitled Special Delivery Instructions. The undersigned hereby represents and warrants that the undersigned understands that, upon a withdrawal of the cash payment for tendered Shares made by wire, the institution at which the account is held may subject such withdrawal to any fees that the institution would customarily assess upon the withdrawal of cash from such account. The Fund will not pay interest on the purchase price under any circumstances.
All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

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SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1 and 7)
To be completed ONLY if Shares not purchased and/or the purchase price of Shares accepted for payment is to be issued in the name of someone other than the undersigned.

Issue	☐	Check to:
	☐	Book-entry to:

Name(s):
(Please Print)

Address(es):
(Include Zip Code)

(Taxpayer Identification or Social Security Numbers)

Credit the tendered Shares by book-entry transfer that are not accepted for exchange to DTC to the account number set forth below:

Book-Entry Transfer Facility Account Number, If Applicable

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1 and 7)
To be completed ONLY if Shares not purchased and/or the purchase price of Shares accepted for payment is to be delivered to someone other than the registered owners, or to the registered owners at an address other than that shown above.

Issue	☐	Check to:
	☐	Book-entry to:

Name(s):
(Please Print)

Address(es):
(Include Zip Code)

(Taxpayer Identification or Social Security Numbers)

SHAREHOLDERS SIGN HERE
(Please See Substitute Form W-9)
(Please Print Except for Signature)
(Signatures Exactly as Shares Are Registered)

Signature(s) of Shareholder(s)
Dated:                      , 2018
Name(s):
(Please Print Name(s) of Owner(s) Exactly as Shares Are Registered)
Capacity (full title and location signed):
Address (include zip code):
Taxpayer Identification or Social Security Numbers:
Daytime Telephone Number, including Area Code:
(Must be signed by registered owners exactly as Shares are registered. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth the full title. Signature guarantees are required in certain circumstances. By signing this Letter of Transmittal, you represent that you have read the entire Letter of Transmittal).

Guarantee of Signature(s)
(See Instructions 1, 6 and 7)
For Use by Eligible Guarantors Only
(Please Print Except for Signature)
Authorized Signature:
Name:
Title:
Name of Firm:
Address, including Zip Code:

Telephone Number, including Area Code:
Dated:                     , 2018

Place Medallion Guarantee in Space Below

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INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holders of Shares tendered hereby (including, for purposes of this document, any participant in the book-entry transfer facility of The Depository Trust Company (“DTC”) whose name appears on DTC’s security position listing as the owner of Shares), unless such holders have completed either the section entitled “Special Payment Instructions” or the section entitled “Special Delivery Instructions” included in this Letter of Transmittal, or (b) the Shares are tendered for the account an “Eligible Guarantor.” An “Eligible Guarantor” is a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity that is an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor. See Instruction 8.
2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be used (a) if tenders are to be made by book-entry transfer to the account maintained by the Depositary pursuant to the procedure set forth in Section 3 of the Offer to Purchase; (b) if uncertificated Shares held by the Fund’s transfer agent pursuant to the Fund’s dividend reinvestment plan are to be tendered, or (c) if certificated Shares are to be tendered.
THE METHOD OF DELIVERY OF ANY DOCUMENTS, INCLUDING SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, AND ANY PROCESSING FEE IS AT THE OPTION AND SOLE RISK OF THE TENDERING SHAREHOLDER. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
Delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Shareholders have the responsibility to tender their Shares (in proper certificated or uncertificated form), this Letter of Transmittal (or a copy or facsimile hereof) properly completed and bearing original signatures and the original of any required signature guarantees, and any other documents required by this Letter of Transmittal to be timely delivered in accordance with the Offer.
The Fund will not accept any alternative, conditional or contingent tenders. All tendering Shareholders, brokers, dealers, commercial banks, trust companies and other nominees, by execution of this Letter of Transmittal (or a copy or facsimile hereof), waive any right to receive any notice of the acceptance of their tender.
3. Inadequate Space. If the space provided in any of the boxes or sections to be completed is inadequate, the necessary information should be listed on a separate schedule signed by all of the required signatories and attached hereto.
4. Proration. The Fund is offering to purchase up to 6,982,308 Shares. If Shareholders tender (and do not withdraw) more than 6,982,308 Shares for purchase by the Fund, the Fund will purchase duly tendered Shares from participating Shareholders on a pro rata basis based upon the number of Shares each Shareholder tenders for purchase and does not timely withdraw, unless the Fund determines not to purchase any Shares. The Fund does not intend to increase the number of Shares that it is offering to purchase, even if Shareholders tender more than the maximum number of Shares to be purchased by the Fund in the Offer. Furthermore, total Shares purchased by the Fund shall be subject to adjustment in the event the Merger, when evaluated in conjunction with the Offer, would not otherwise qualify as a tax-free reorganization.
5. Stock Transfer Taxes. The Fund will pay all transfer taxes, if any, payable on the transfer to it of Shares purchased pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if unpurchased Shares were registered in the name of, any person other than the tendering holder, or if any Shares are registered or the Shares tendered are held in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of such transfer will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.
6. Signatures on Letter of Transmittal, Authorizations and Endorsements.
(a) If this Letter of Transmittal is signed by the registered holders of the Shares tendered hereby, the signatures must correspond with the names as written on the face of the certificates for the Shares tendered without alteration, enlargement or any change whatsoever.
(b) If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
(c) If any of the tendered Shares are registered in different names on several certificates, it is necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.
(d) If this Letter of Transmittal or any certificate for Shares tendered or stock powers relating to Shares tendered are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Fund of their authority so to act must be submitted. Signatures on such instructions must be guaranteed by an Eligible Guarantor.

(e) If this Letter of Transmittal is signed by the registered holders of the Shares transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or Shares not purchased are to be issued in the name of, a person other than the registered holders. Signatures on such certificates and stock powers must be guaranteed by an Eligible Guarantor.
(f) If this Letter of Transmittal is signed by a person other than the registered holders of the certificates listed thereon, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the names of the registered holders appear on the certificates for the Shares involved. Signatures on such certificates and stock powers must be guaranteed by an Eligible Guarantor.
(g) Attribution under Section 318 of the Internal Revenue Code of 1986, as amended, (the “Code”) can cause Shares of the Fund held by your family members, or held by an entity such as a trust, estate, partnership or corporation in which you have an interest, to be considered as owned by you. The attribution rules under Section 318 of the Code are complex. Please consult your tax advisor for details.
7. Special Payment and Delivery Instructions. If Shares not purchased and/or payment is to be issued in the name of a person other than the registered owners or if such Shares not purchased and/or payment is to be sent to someone other than the registered owners or to the registered owners at a different address, the sections captioned “Special Payment Instructions” and/or “Special Delivery Instructions” in this Letter of Transmittal must be completed. Signatures on such instructions must be guaranteed by an Eligible Guarantor.
8. Determinations of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Fund, in its sole discretion, whose determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for, any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender, whether generally or with respect to any particular Shares or Shareholders. The Fund’s interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding. By tendering Shares to the Fund, you agree to accept all decisions the Fund makes concerning these matters and waive any right you might otherwise have to challenge those decisions.
NONE OF THE FUND, ITS BOARD OF TRUSTEES, THE FUND’S INVESTMENT ADVISER, THE DEPOSITARY OR ANY OTHER PERSON IS OR WILL BE OBLIGATED TO GIVE ANY NOTICE OF ANY DEFECT OR IRREGULARITY IN ANY TENDER, AND NONE OF THEM WILL INCUR ANY LIABILITY FOR FAILURE TO GIVE ANY SUCH NOTICE.
9. Procedures for Participants in the Dividend Reinvestment Plan. Holders of Shares acquired through the Fund’s dividend reinvestment plan may tender such Shares by checking the appropriate box in this Letter of Transmittal. If a Shareholder tenders Shares acquired through the dividend reinvestment plan, all such Shares credited to such Shareholder’s account(s) will be tendered, unless the Shareholder otherwise specifies in this Letter of Transmittal. If a Shareholder does not complete the section of this Letter of Transmittal to tender Shares acquired through the dividend reinvestment plan, no Shares acquired by that Shareholder through the dividend reinvestment plan will be deemed to have been tendered.
10. Questions and Requests for Assistance and Additional Copies. Questions, requests for assistance, and requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to Georgeson LLC (the “Information Agent”) by telephoning 1-800-457-0759. Shareholders who do not own Shares directly may also obtain such information and copies from their broker, dealer, commercial bank, trust company or other nominee. Shareholders who do not own Shares directly are required to tender their Shares through their broker, dealer, commercial bank, trust company or other nominee and should NOT submit this Letter of Transmittal to the Depositary.
11. Waiver of Conditions. The Fund reserves the absolute right in its sole discretion (subject to the terms of the Offer to Purchase and the Settlement Agreement) to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part.
12. Restriction on Short Sales. Section 14(e) of the Securities Exchange Act of 1934, as amended, and Rule 14e-4 promulgated thereunder, make it unlawful for any person, acting alone or in concert with others, to tender Shares in a partial tender offer for such person’s own account unless at the time of tender, and at the time the Shares are accepted for payment, the person tendering has a “net long position” equal to or greater than the amount tendered in (a) Shares, and will deliver or cause to be delivered such Shares for the purpose of tender to the person making the Offer within the period specified in the Offer to Purchase, or (b) an equivalent security and, upon acceptance of his or her tender, will acquire Shares by conversion, exchange, or exercise of such equivalent security to the extent required by the terms of the Offer, and will deliver or cause to be delivered the Shares so acquired for the purpose of tender to the Fund within the period specified in the Offer. Section 14(e) and Rule 14e-4 provide a similar restriction applicable to the tender or guarantee of a tender on behalf of another person.
The acceptance of Shares by the Fund for payment will constitute a binding agreement between the tendering Shareholder and the Fund upon the terms and subject to the conditions of the Offer, including the tendering Shareholder’s representation that the Shareholder has a “net long position” in the Shares being tendered within the meaning of Rule 14e-4 and that the tender of such Shares complies with Rule 14e-4.

13. Lost, Destroyed, Mutilated or Stolen Certificates. In the event that any Shareholder of the Fund is unable to deliver to the Depositary certificates representing his, her or its Shares of the Fund due to the loss or destruction of such certificates, such fact should be indicated on the face of this Letter of Transmittal. In such case, the Shareholder should also contact the Fund’s transfer agent, Computershare Trust Company, N.A., at 800-546-5141 to report the lost securities. The transfer agent will forward additional documentation that such Shareholder must complete in order to effectively surrender such lost or destroyed certificates (including affidavits of loss and indemnity bonds in lieu thereof). There may be a fee in respect of lost or destroyed Madison Covered Call & Equity Strategy Fund certificates, but surrenders hereunder regarding such lost certificates will be processed only after such documentation has been submitted to and approved by the transfer agent.
14. Partial Tenders (not applicable to Shareholders who tender by book-entry transfer). If fewer than all the Shares evidenced by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the column titled “Number of Shares Represented by Certificates Tendered” in the box titled “Description of Shares Tendered.” In such cases, any remaining Shares will be issued in book-entry and will be electronically held in your account in lieu of a certificate. All Shares represented by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.
15. Backup Withholding Tax. Under U.S. federal income tax law, a backup withholding tax may be imposed on the gross proceeds otherwise payable to certain Shareholders pursuant to the Offer. To avoid backup withholding, a tendering Shareholder that is a United States person for U.S. federal income tax purposes (each such Shareholder, a “U.S. Shareholder”) and, if applicable, each other U.S. payee, must provide the applicable withholding agent with a correct taxpayer identification number and certify that such Shareholder or payee is not subject to backup withholding by completing the Substitute Form W-9 set forth below. In addition, such United States person must date and sign the Substitute Form W-9 as indicated. In general, if a U.S. Shareholder is an individual, the taxpayer identification number is the Social Security number of such individual. If the applicable withholding agent is not provided with the correct taxpayer identification number, the U.S. Shareholder or payee, as applicable, will be subject to a $50 penalty imposed by the Internal Revenue Service unless the failure to provide the correct number is due to reasonable cause and not willful neglect. If a U.S. Shareholder or payee makes a false statement on the Substitute Form W-9 without any reasonable basis that results in no backup withholding, such U.S. Shareholder or payee, as applicable, will be subject to a $500 penalty, and the willful falsification of certifications or affirmations may result in criminal penalties, including fines and/or imprisonment. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” below.
Certain U.S. Shareholders (including, among others, corporations) are not subject to these backup withholding and reporting requirements. See the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” below. Exempt Shareholders or payees that are United States persons should furnish their taxpayer identification number, check the appropriate box on the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the applicable withholding agent in order to confirm exempt status and avoid erroneous backup withholding.
A foreign Shareholder or other payee that is not a United States person may qualify as an exempt recipient by providing the applicable withholding agent with a properly completed and signed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or other appropriate IRS Form W-8, signed under penalties of perjury, attesting to such Shareholder’s or payee’s foreign status or by otherwise establishing an exemption. An appropriate IRS Form W-8 may be obtained from the Depositary, the IRS website (www.irs.gov) or the relevant broker, dealer, commercial bank, trust company or other nominee.
Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.
NOTE: FAILURE TO COMPLETE AND RETURN OR TO PROVIDE TRUTHFUL INFORMATION ON THE SUBSTITUTE FORM W-9 (OR AN APPROPRIATE IRS FORM W-8 OR SUBSTITUTE FORM W-8) MAY RESULT IN PENALTIES AND BACKUP WITHHOLDING ON ANY AMOUNTS OTHERWISE PAYABLE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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PAYER’S NAME: Computershare Trust Company, N.A.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	____________________ Social Security Number OR _________________________ Employer Identification Number

Part 2 - Check appropriate box for federal tax classification; check only one:

☐ Individual/Sole Proprietor ☐ C Corporation
☐ S Corporation

☐ Partnership ☐ Trust/estate
☐ Limited Liability Company:

☐ Other (please specify)

For Limited Liability Companies, please enter the appropriate tax classification on the line provided next to the phrase “Limited Liability Company”:

C = C Corporation

S = S Corporation

P = Partnership

	Part 3 - FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)	__________________
Payer’s Request for Taxpayer Identification Number (TIN) and Certification
Part 4 - Certification Under Penalties of Perjury, I certify that:

(1)  The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me);

(2)  I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to  backup withholding;

(3)   I am a U.S. person (including a U.S. resident alien); and

(4)   The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Part 5 - Awaiting TIN ☐

Certification instructions - You must cross out item (2) in Part 4 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE                                   DATE
NAME
ADDRESS
CITY                           STATE                  ZIP CODE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK THE BOX IN PART 5
OF SUBSTITUTE FORM W-9
 PAYER’S NAME: Computershare Trust Company, N.A.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.
________________________________________    ________________________________
Signature Date
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Guidelines for Determining the Proper Identification Number to Give the Payer - Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of -	For this type of account:	Give the EMPLOYER IDENTIFICATION number of -
1. An individual’s account	The individual	8. Sole proprietorship account	The owner(4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	9. A valid trust, estate or pension trust	The legal entity(5)

3. Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account(1)	10. Corporate account	The corporation

4. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	11. Religious, charitable, or educational organization account	The organization

5. Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)	12. Partnership account held in the name of the business	The partnership

6. Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)	13. Association, club, or other tax-exempt organization	The organization

7. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	14. A broker or registered nominee	The broker or nominee
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	15. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2) Circle the minor’s name and furnish the minor’s social security number.
(3) Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.
(4) You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).
(5) List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.
Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number
If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.
Payees specifically exempted from backup withholding include:

•
An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•
The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government or any political subdivision, agency or instrumentality thereof.
Payees that may be exempt from backup withholding include:

•	A Corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•
Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments made by certain foreign organizations.
Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041,6041A, 6045, 6050A and 6050N.

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Privacy Act Notice. - Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number. - If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect to Withholding. - If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty for Falsifying Information. - Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
(4) Misuse of Taxpayer Identification Numbers. - If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.